                                                                    Exhibit 99.1




[PNC LOGO]





                     THE PNC FINANCIAL SERVICES GROUP, INC.



                        FINANCIAL SUPPLEMENT (UNAUDITED)
                               SECOND QUARTER 2003

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                        FINANCIAL SUPPLEMENT (UNAUDITED)
                               SECOND QUARTER 2003


                                                                         Page
                                                                      ----------

    Consolidated Statement of Income                                      1
    Consolidated Balance Sheet                                            2
    Capital and Asset Quality Ratios                                      2
    Results of Businesses
         Summary                                                          3
            Banking Businesses
               Regional Community Banking                                 4
               Wholesale Banking
                    Corporate Banking                                     5
                    PNC Real Estate Finance                               6
                    PNC Business Credit                                   7
               PNC Advisors                                               8
            Asset Management and Processing Businesses
               BlackRock                                                  9
               PFPC                                                      10
    Details of Net Interest Income and Net Interest Margin               11
    Details of Noninterest Income and Noninterest Expense                12
    Consolidated Average Balance Sheet                                   13
    Details of Loans and Loans Held for Sale                             14
    Allowances For Credit Losses And Unfunded Loan
      Commitments And Letters of Credit                                  15
    Details of Nonperforming Assets                                   16-17
    Glossary of Terms                                                    18
    Business Definitions                                                 20

The information contained in this Financial Supplement is preliminary and based on data available at July 21, 2003. It speaks only as of the particular date or dates included in the accompanying pages. PNC does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. The Corporation's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Certain prior period amounts included in this Financial Supplement have been reclassified to conform to the current period presentation. In addition, amounts included in this Financial Supplement are presented on a continuing operations basis, unless otherwise noted.

Average full-time equivalent employee (FTE) statistics as disclosed in this Financial Supplement by business reflect staff directly employed by the respective business and exclude corporate and shared services employees.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 1

CONSOLIDATED STATEMENT OF INCOME (Unaudited)


                                                                    June 30   March 31  December 31  September 30     June 30
For the three months ended - in millions, except per share data        2003       2003         2002          2002        2002
-----------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                               $495        $507        $540          $567        $588
Securities                                                             155         143         150           140         149
Loans held for sale                                                     15          12          18            24          41
Other                                                                   27          30          33            38          26
-----------------------------------------------------------------------------------------------------------------------------
   Total interest income                                               692         692         741           769         804
-----------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                                               117         132         149           162         172
Borrowed funds                                                          54          57          68            79          77
-----------------------------------------------------------------------------------------------------------------------------
   Total interest expense                                              171         189         217           241         249
-----------------------------------------------------------------------------------------------------------------------------
   Net interest income                                                 521         503         524           528         555
Provision for credit losses                                             57          36          65            73          89
-----------------------------------------------------------------------------------------------------------------------------
   Net interest income less provision for credit losses                464         467         459           455         466
-----------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Asset management                                                       209         207         202           200         230
Fund servicing                                                         188         193         194           193         217
Service charges on deposits                                             60          57          61            57          55
Brokerage                                                               46          41          44            41          55
Consumer services                                                       64          59          61            62          61
Corporate services                                                     114         116         151           108         149
Equity management                                                      (17)         (4)        (14)          (22)        (13)
Net securities gains                                                    26          56           1            68          16
Other                                                                   86          70          66            64         100
-----------------------------------------------------------------------------------------------------------------------------
   Total noninterest income                                            776         795         766           771         870
-----------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Staff expense                                                          446         438         408           422         441
Net occupancy                                                           64          90          62            64          59
Equipment                                                               69          69          68            68          67
Marketing                                                               18          15          11            14          13
Distributions on capital securities                                     14          14          14            15          14
Other                                                                  324         230         228           207         245
-----------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                           935         856         791           790         839
-----------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before minority
   interest and income taxes                                           305         406         434           436         497
Minority interest in income of consolidated entities                    13          11          11             4          12
Income taxes                                                           108         133         145           147         165
-----------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations                                   184         262         278           285         320
Income (loss) from discontinued operations (less
  applicable income tax benefit of $9)                                                         (16)
-----------------------------------------------------------------------------------------------------------------------------
   Net income                                                         $184        $262        $262          $285        $320
-----------------------------------------------------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE
From continuing operations
Basic                                                                 $.65        $.93        $.97         $1.00       $1.13
Diluted                                                               $.65        $.92        $.97         $1.00       $1.12
From net income
Basic                                                                 $.65        $.93        $.92         $1.00       $1.13
Diluted                                                               $.65        $.92        $.92         $1.00       $1.12
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMON SHARES OUTSTANDING
Basic                                                                  281         283         284           284         283
Diluted                                                                282         284         286           285         285
=============================================================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 2

CONSOLIDATED BALANCE SHEET  (Unaudited)

                                                                          June 30   March 31   December 31  September 30   June 30
In millions, except par value                                                2003       2003          2002          2002      2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                    $3,797     $3,626        $3,201        $3,403    $2,839
Federal funds sold                                                            850      1,913         1,847         3,031     1,100
Other short-term investments                                                1,554      2,012         1,811         1,730     1,795
Loans held for sale                                                         1,475      1,702         1,607         1,989     2,441
Securities                                                                 16,017     14,973        13,763        12,536    12,313
Loans, net of unearned income of  $1,018, $1,018, $1,075, $1,108,
   and $1,104                                                              34,534     35,245        35,450        35,917    37,684
   Allowance for credit losses                                               (673)      (680)         (673)         (648)     (654)
------------------------------------------------------------------------------------------------------------------------------------
   Net loans                                                               33,861     34,565        34,777        35,269    37,030
Goodwill                                                                    2,356      2,356         2,313         2,313     2,314
Other intangible assets                                                       316        330           333           337       342
Other                                                                       7,036      7,142         6,725         7,051     6,739
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                           $67,262    $68,619       $66,377       $67,659   $66,913
====================================================================================================================================

LIABILITIES
Deposits
   Noninterest-bearing                                                    $13,368    $12,460       $10,563       $10,844    $9,798
   Interest-bearing                                                        33,326     34,621        34,419        34,116    34,629
------------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                                       46,694     47,081        44,982        44,960    44,427
Borrowed funds
   Federal funds purchased                                                     36         34            38            35        37
   Repurchase agreements                                                    1,015      1,082           814           988       971
   Bank notes and senior debt                                               3,306      3,850         4,400         4,962     5,434
   Federal Home Loan Bank borrowings                                        1,134      1,146         1,256         1,270     1,277
   Subordinated debt                                                        2,260      2,234         2,423         2,423     2,332
   Other borrowed funds                                                       152        188           185           269       429
------------------------------------------------------------------------------------------------------------------------------------
      Total borrowed funds                                                  7,903      8,534         9,116         9,947    10,480
Allowance for unfunded loan commitments
   and letters of credit                                                       78         77            84            79        73
Accrued expenses                                                            2,269      2,023         2,046         2,077     1,865
Other                                                                       2,435      3,020         2,172         2,776     2,620
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                       59,379     60,735        58,400        59,839    59,465
------------------------------------------------------------------------------------------------------------------------------------

Minority interest                                                             261        244           270           255       210

Mandatorily redeemable capital securities of
     subsidiary trusts                                                        848        848           848           848       848

SHAREHOLDERS' EQUITY
Preferred stock
Common stock - $5 par value
   Authorized 800 shares, issued 353 shares                                 1,764      1,764         1,764         1,764     1,764
Capital surplus                                                             1,100      1,102         1,101         1,103     1,102
Retained earnings                                                           7,358      7,311         7,187         7,062     6,913
Deferred benefit expense                                                      (27)       (28)           (9)          (11)      (13)
Accumulated other comprehensive income                                        306        293           321           325       170
Common stock held in treasury at cost:  73, 71, 68, 69,
    and 69 shares                                                          (3,727)    (3,650)       (3,505)       (3,526)   (3,546)
------------------------------------------------------------------------------------------------------------------------------------
   Total shareholders' equity                                               6,774      6,792         6,859         6,717     6,390
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities, minority interest, capital securities
      and shareholders' equity                                            $67,262    $68,619       $66,377       $67,659   $66,913
====================================================================================================================================

CAPITAL RATIOS
Tier 1 Risk-based(a)                                                          8.9%       8.7%          8.8%          8.8%      8.2%
Total Risk-based(a)                                                          12.3       12.3          12.5          12.5      12.0
Leverage(a)                                                                   8.1        8.0           8.1           7.8       7.4
Shareholders' equity to total assets                                        10.07       9.90         10.33          9.93      9.55
Common shareholders' equity to total assets                                 10.06       9.89         10.32          9.91      9.53

ASSET QUALITY RATIOS
Nonperforming assets to total loans,
   loans held for sale and foreclosed assets                                 1.12%      1.10%         1.13%         1.08%     1.25%
Nonperforming loans to total loans                                            .95        .95           .87           .75       .86
Allowance for credit losses to total loans                                   1.95       1.93          1.90          1.80      1.74
Allowance for credit losses to nonperforming loans                            206        203           218           239       201
Net charge-offs to average loans (For the three months ended)                 .73        .42           .39           .79       .78
====================================================================================================================================

(a) Estimated for June 30, 2003.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 3

RESULTS OF BUSINESSES - SUMMARY (Unaudited)(a)
Three months ended - dollars in millions

                                                        June 30       March 31       December 31      September 30       June 30
EARNINGS (LOSS)                                            2003           2003              2002              2002          2002
------------------------------------------------------------------------------------------------------------------------------------
Banking Businesses
  Regional Community Banking                               $159           $152              $152              $192          $176
  Wholesale Banking
     Corporate Banking                                       33             42                33                30            54
     PNC Real Estate Finance                                 24             16                23                19            26
     PNC Business Credit                                      6             14                28                 8             2
------------------------------------------------------------------------------------------------------------------------------------
       Total wholesale banking                               63             72                84                57            82
  PNC Advisors                                               20             16                13                20            31
------------------------------------------------------------------------------------------------------------------------------------
       Total banking businesses                             242            240               249               269           289
------------------------------------------------------------------------------------------------------------------------------------
Asset management and processing businesses
  BlackRock                                                  39             35                34                33            35
  PFPC                                                       15             12                 8                19            21
------------------------------------------------------------------------------------------------------------------------------------
     Total asset management and processing
          businesses                                         54             47                42                52            56
------------------------------------------------------------------------------------------------------------------------------------
       Total business earnings                              296            287               291               321           345
Other                                                      (112)           (25)              (13)              (36)          (25)
------------------------------------------------------------------------------------------------------------------------------------
       Results from continuing operations                   184            262               278               285           320
------------------------------------------------------------------------------------------------------------------------------------
Discontinued operations                                                                      (16)
------------------------------------------------------------------------------------------------------------------------------------
      Total consolidated                                   $184           $262              $262              $285          $320
====================================================================================================================================

                                                        June 30       March 31       December 31      September 30       June 30
REVENUE(b)                                                 2003           2003              2002              2002          2002
------------------------------------------------------------------------------------------------------------------------------------
Banking Businesses
  Regional Community Banking                               $537           $518              $511              $577          $543
  Wholesale Banking
     Corporate Banking                                      159            189               198               177           217
     PNC Real Estate Finance                                 62             56                58                55            65
     PNC Business Credit                                     46             44                49                43            45
------------------------------------------------------------------------------------------------------------------------------------
       Total wholesale banking                              267            289               305               275           327
   PNC Advisors                                             154            147               150               150           171
------------------------------------------------------------------------------------------------------------------------------------
       Total banking businesses                             958            954               966             1,002         1,041
------------------------------------------------------------------------------------------------------------------------------------
Asset management and processing businesses
  BlackRock                                                 144            143               137               137           157
  PFPC                                                      187            193               195               192           217
------------------------------------------------------------------------------------------------------------------------------------
  Total asset management and processing
     businesses                                             331            336               332               329           374
------------------------------------------------------------------------------------------------------------------------------------
       Total business revenue                             1,289          1,290             1,298             1,331         1,415
Other                                                        10             11                (5)              (28)           13
------------------------------------------------------------------------------------------------------------------------------------
      Total consolidated                                 $1,299         $1,301            $1,293            $1,303        $1,428
====================================================================================================================================

(a) See "Review of Businesses" within the Financial Review section of the Corporation's 2002 Annual Report to Shareholders for additional information regarding presentation of results for the Corporation's major businesses. The Corporation's line of business information is based on management information systems, assumptions and methodologies that are under review on an ongoing basis.

(b) Business revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC, which are presented on a book (GAAP) basis. A reconciliation of total consolidated revenue on a book basis to total consolidated revenue on a taxable-equivalent basis is as follows (in millions):

                                                               June 30      March 31    December 31   September 30     June 30
                                                                  2003          2003           2002           2002        2002
                                                             ------------------------------------------------------------------
    Total consolidated revenue, book (GAAP) basis               $1,297        $1,298         $1,290         $1,299      $1,425
    Taxable-equivalent adjustment                                    2             3              3              4           3
                                                             ------------------------------------------------------------------
       Total consolidated revenue, taxable-equivalent basis     $1,299        $1,301         $1,293         $1,303      $1,428
                                                             ==================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 4

REGIONAL COMMUNITY BANKING (Unaudited)

Three months ended
Taxable-equivalent basis                             June 30       March 31    December 31   September 30        June 30
Dollars in millions                                     2003           2003           2002           2002           2002
----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                     $334           $317           $331           $337           $357
Other noninterest income                                 181            163            180            174            171
Net securities gains                                      22             38                            66             15
----------------------------------------------------------------------------------------------------------------------------
    Total revenue                                        537            518            511            577            543
Provision for credit losses                               13              8             15             14             11
Noninterest expense                                      282            278            264            268            263
----------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                      242            232            232            295            269
Income taxes                                              83             80             80            103             93
----------------------------------------------------------------------------------------------------------------------------
    Earnings                                            $159           $152           $152           $192           $176
============================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer
        Home equity                                   $8,047         $7,675         $7,395         $7,236         $7,031
        Indirect                                         468            438            458            508            567
        Other consumer                                   516            546            582            610            641
----------------------------------------------------------------------------------------------------------------------------
           Total consumer                              9,031          8,659          8,435          8,354          8,239
    Residential mortgage                               2,970          3,276          3,146          3,801          4,422
    Commercial                                         4,001          3,939          3,857          3,479          3,547
    Vehicle leasing                                    1,177          1,336          1,464          1,606          1,752
    Other                                                117            117            115            118            121
----------------------------------------------------------------------------------------------------------------------------
           Total loans                                17,296         17,327         17,017         17,358         18,081
Securities                                            14,211         12,504         11,982         10,216         10,165
Education and other loans held for sale                1,197          1,197          1,215          1,181          1,397
Assigned assets and other assets                       5,731          7,961          8,661         10,433          9,446
----------------------------------------------------------------------------------------------------------------------------
           Total assets                              $38,435        $38,989        $38,875        $39,188        $39,089
============================================================================================================================
Deposits
    Noninterest-bearing demand                        $5,471         $5,264         $5,242         $5,063         $4,996
    Interest-bearing demand                            6,136          6,112          6,191          5,990          5,993
    Money market                                      12,407         12,361         12,184         12,293         12,348
----------------------------------------------------------------------------------------------------------------------------
           Total transaction deposits                 24,014         23,737         23,617         23,346         23,337
    Savings                                            2,046          1,976          1,950          1,978          1,996
    Certificates                                       8,666          9,360          9,653         10,016         10,209
----------------------------------------------------------------------------------------------------------------------------
          Total deposits                              34,726         35,073         35,220         35,340         35,542
Other liabilities                                      1,112          1,285          1,035          1,204            911
Assigned capital                                       2,597          2,631          2,620          2,644          2,636
----------------------------------------------------------------------------------------------------------------------------
          Total funds                                $38,435        $38,989        $38,875        $39,188        $39,089
============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                25%            23%            23%            29%            27%
Noninterest income to total revenue                       38             39             35             42             34
Efficiency                                                53             54             52             46             48
============================================================================================================================
OTHER INFORMATION(a)
Total nonperforming assets                               $75            $86            $82            $65            $65
Vehicle leasing outstandings, net
   of unearned income                                 $1,048         $1,239         $1,386         $1,511         $1,661
Net charge-offs                                          $13            $13            $15            $17            $12
Gains on sales of education loans                         $7             $1            $10             $3             $9
Average FTEs                                           9,447          9,404          9,610          9,721          9,598
ATMs                                                   3,660          3,594          3,550          3,450          3,350
Branches                                                 713            713            714            714            713
Financial consultants                                    693            674            645            626            650
Business banking centers                                 193            193            193            188            158
Checking relationships                             1,575,000      1,555,000      1,542,000      1,538,000      1,494,000
Online banking users                                 684,134        647,287        606,752        563,471        508,608
Deposit households using online banking                 40.2%          38.6%          36.6%          34.7%          32.6%
============================================================================================================================

(a) Presented as of period-end, except for net charge-offs, net gains on loans held for sale and average FTEs.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 5

WHOLESALE BANKING - CORPORATE BANKING (Unaudited)

Three months ended
Taxable-equivalent basis                        June 30        March 31     December 31   September 30         June 30
Dollars in millions                                2003            2003            2002           2002            2002
---------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                 $71             $76             $78            $88             $88
Noninterest income                                   88             113             120             89             129
---------------------------------------------------------------------------------------------------------------------------
    Total revenue                                   159             189             198            177             217
Provision for credit losses                          25              15              64             44              49
Noninterest expense                                  84             109              87             89              86
---------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                  50              65              47             44              82
Income taxes                                         17              23              14             14              28
---------------------------------------------------------------------------------------------------------------------------
    Earnings                                        $33             $42             $33            $30             $54
===========================================================================================================================
AVERAGE BALANCE SHEET
Loans                                            $8,262          $8,604          $8,821         $9,468          $9,701
Loans held for sale                                 196             291             464            804           1,717
Other assets                                      2,896           2,755           3,133          3,065           2,873
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                $11,354         $11,650         $12,418        $13,337         $14,291
===========================================================================================================================
Deposits                                         $4,990          $5,097          $4,906         $4,746          $4,600
Assigned funds and other liabilities              5,512           5,679           6,581          7,589           8,620
Assigned capital                                    852             874             931          1,002           1,071
---------------------------------------------------------------------------------------------------------------------------
    Total funds                                 $11,354         $11,650         $12,418        $13,337         $14,291
===========================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                           16%             19%             14%            12%             20%
Noninterest income to total revenue                  55              60              61             50              59
Efficiency                                           53              58              44             50              40
===========================================================================================================================
OTHER INFORMATION(a)
Consolidated revenue from
  treasury management(b)                            $86             $89             $86            $87             $86
Total nonperforming assets                         $176            $166            $187           $158            $261
Net charge-offs                                     $42             $18             $15            $51             $55
Average FTEs                                      1,888           1,971           2,109          2,086           2,092
INSTITUTIONAL LENDING REPOSITIONING
  Loans held for sale
     Credit exposure                               $173            $315            $564           $964          $1,822
     Outstandings                                  $101            $155            $245           $415            $920
  Exit portfolio
     Credit exposure                               $251            $349            $413           $611          $1,178
     Outstandings                                   $11              $4                            $12             $12
  Net gains on loans held for sale(c)               $13             $17             $55            $21             $50
===========================================================================================================================

(a) Presented as of period-end, except for consolidated revenue from treasury management, net charge-offs, net gains on loans held for sale and average FTEs.

(b) Treasury management products offered through Corporate Banking are sold by several businesses across PNC and related revenue net of expense is included in the results of those businesses.

(c)  Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 6

WHOLESALE BANKING - PNC REAL ESTATE FINANCE (Unaudited)

Three months ended
Taxable-equivalent basis                               June 30       March 31   December 31   September 30       June 30
Dollars in millions except as noted                       2003           2003          2002           2002          2002
----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                        $28            $28           $30            $27           $30
Noninterest income
    Net commercial mortgage banking
      Net gains on loan sales                               13             10            12              5             5
      Servicing and other fees, net of amortization          8             11            10             10            10
    Other                                                   13              7             6             13            20
----------------------------------------------------------------------------------------------------------------------------
        Total noninterest income                            34             28            28             28            35
----------------------------------------------------------------------------------------------------------------------------
    Total revenue                                           62             56            58             55            65
Provision for credit losses                                 (1)             8            (3)            (2)
Noninterest expense                                         44             38            41             45            38
----------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                         19             10            20             12            27
Minority interest benefit                                   (2)                                         (2)
Income tax (benefit)                                        (3)            (6)           (3)            (5)            1
----------------------------------------------------------------------------------------------------------------------------
    Earnings                                               $24            $16           $23            $19           $26
============================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Commercial real estate                              $1,953         $2,052        $2,167         $2,279        $2,245
    Commercial - real estate related                     1,438          1,397         1,463          1,407         1,462
----------------------------------------------------------------------------------------------------------------------------
        Total loans                                      3,391          3,449         3,630          3,686         3,707
Commercial mortgages held for sale                         373            315           327            193           246
Other loans held for sale                                   37             53            94            106           155
Other assets                                               964            950           970            907           881
----------------------------------------------------------------------------------------------------------------------------
    Total assets                                        $4,765         $4,767        $5,021         $4,892        $4,989
============================================================================================================================
Deposits                                                $1,044           $950          $892           $789          $699
Assigned funds and other liabilities                     3,368          3,454         3,746          3,714         3,893
Assigned capital                                           353            363           383            389           397
----------------------------------------------------------------------------------------------------------------------------
    Total funds                                         $4,765         $4,767        $5,021         $4,892        $4,989
============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                  27%            18%           24%            19%           26%
Noninterest income to total revenue                         55             50            48             51            54
Efficiency                                                  71             68            71             82            58
============================================================================================================================
OTHER INFORMATION(a)
Total nonperforming assets                                  $3            $12            $2             $3            $6
Net (recoveries) charge-offs                                $2                                         $(1)
Average FTEs                                               747            770           780            788           795
Commercial mortgage servicing portfolio(b)                 $79            $75           $74            $74           $71
Net carrying amount of commercial mortgage
   servicing rights                                       $199           $201          $201           $201          $200
INSTITUTIONAL LENDING REPOSITIONING
   Loans held for sale
       Credit exposure                                     $16            $19           $49            $68          $124
       Outstandings                                        $16            $19           $44            $55          $105
   Exit portfolio
       Credit exposure                                                    $25           $25            $25           $25
       Outstandings                                                        $5            $4            $13            $6
   Net gains (losses) on loans held for sale(c)                            $1           $(3)                         $12
============================================================================================================================

(a) Presented as of period-end, except for net (recoveries) charge-offs, net gains (losses) on loans held for sale and average FTEs.

(b)  In billions.

(c)  Included in noninterest income - other above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 7

WHOLESALE BANKING - PNC BUSINESS CREDIT (Unaudited)

Three months ended
Taxable-equivalent basis                              June 30      March 31    December 31  September 30        June 30
Dollars in millions                                      2003          2003           2002          2002           2002
---------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                       $34           $32            $33           $35            $33
Noninterest income                                         12            12             16             8             12
---------------------------------------------------------------------------------------------------------------------------
    Total revenue                                          46            44             49            43             45
Provision for credit losses                                21             7             (8)           15             29
Noninterest expense                                        15            14             12            14             13
---------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                        10            23             45            14              3
Income taxes                                                4             9             17             6              1
---------------------------------------------------------------------------------------------------------------------------
    Earnings                                               $6           $14            $28            $8             $2
===========================================================================================================================
AVERAGE BALANCE SHEET
Loans                                                  $3,528        $3,381         $3,490        $3,524         $3,641
Loans held for sale                                        24            18             23            71             86
Other assets                                              225           229            225           219            251
---------------------------------------------------------------------------------------------------------------------------
     Total assets                                      $3,777        $3,628         $3,738        $3,814         $3,978
===========================================================================================================================
Deposits                                                 $106           $82           $102           $88            $78
Assigned funds and other liabilities                    3,428         3,309          3,392         3,476          3,643
Assigned capital                                          243           237            244           250            257
---------------------------------------------------------------------------------------------------------------------------
    Total funds                                        $3,777        $3,628         $3,738        $3,814         $3,978
===========================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                 10%           24%            46%           13%             3%
Noninterest income to total revenue                        26            27             33            19             27
Efficiency                                                 33            32             24            33             29
===========================================================================================================================
OTHER INFORMATION(a)
Total nonperforming assets                               $145          $139           $142          $179           $164
Net charge-offs                                            $6            $5             $6            $4             $5
NBOC put option liability                                 $43           $49            $57           $78            $86
NBOC put option valuation income(b)                        $1            $6             $9            $4            $10
Marketing locations                                        24            24             23            23             24
Average FTEs                                              249           250            249           249            248
INSTITUTIONAL LENDING REPOSITIONING
   Loans held for sale
       Credit exposure                                    $10           $10            $13           $46            $73
       Outstandings                                        $9            $7             $9           $25            $41
   Net gains (losses) on loans held for sale(b)            $2           $(3)                         $(4)           $(7)
===========================================================================================================================

(a) Presented as of period-end, except for net charge-offs, net gains (losses) on loans held for sale and average FTEs.

(b) Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 8

PNC ADVISORS (Unaudited)

Three months ended
Taxable-equivalent basis                           June 30       March 31    December 31   September 30        June 30
Dollars in millions except as noted                   2003           2003           2002           2002           2002
--------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                    $21            $21            $24            $24            $26
Noninterest income
    Investment management and trust                     78             76             76             76             90
    Brokerage                                           31             26             29             29             34
    Other                                               24             24             21             21             21
--------------------------------------------------------------------------------------------------------------------------
       Total noninterest income                        133            126            126            126            145
--------------------------------------------------------------------------------------------------------------------------
    Total revenue                                      154            147            150            150            171
Provision for credit losses                              1                             1              2              1
Noninterest expense                                    121            122            129            116            122
--------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                     32             25             20             32             48
Income taxes                                            12              9              7             12             17
--------------------------------------------------------------------------------------------------------------------------
   Earnings                                            $20            $16            $13            $20            $31
===========================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer                                        $1,284         $1,280         $1,264         $1,251         $1,226
    Residential mortgage                               263            327            394            464            535
    Commercial                                         435            439            439            433            495
    Other                                              286            284            276            314            341
--------------------------------------------------------------------------------------------------------------------------
       Total loans                                   2,268          2,330          2,373          2,462          2,597
Other assets                                           588            540            417            410            419
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                    $2,856         $2,870         $2,790         $2,872         $3,016
===========================================================================================================================
Deposits                                            $2,077         $2,085         $2,016         $1,955         $2,000
Assigned funds and other liabilities                   255            263            243            406            495
Assigned capital                                       524            522            531            511            521
--------------------------------------------------------------------------------------------------------------------------
    Total funds                                     $2,856         $2,870         $2,790         $2,872         $3,016
===========================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                              15%            12%            10%            16%            24%
Noninterest income to total revenue                     86             86             84             84             85
Efficiency                                              79             83             86             77             71
===========================================================================================================================
ASSETS UNDER MANAGEMENT(a)
Personal investment management and trust               $42            $40            $41            $40            $45
Institutional trust                                      9              9              9             10             11
--------------------------------------------------------------------------------------------------------------------------
   Total                                               $51            $49            $50            $50            $56
--------------------------------------------------------------------------------------------------------------------------
Asset Type
Equity                                                 $28            $25            $26            $26            $31
Fixed income                                            16             16             17             17             18
Liquidity                                                7              8              7              7              7
--------------------------------------------------------------------------------------------------------------------------
   Total                                               $51            $49            $50            $50            $56
===========================================================================================================================
OTHER INFORMATION
Total nonperforming assets                              $5             $5             $5             $4             $4
Brokerage assets administered (in billions)            $34            $31            $32            $31            $33
Full service brokerage offices                          99            102            106            108            109
Financial consultants                                  577            585            615            621            644
Margin loans                                          $253           $247           $260           $257           $297
Average FTEs                                         3,118          3,226          3,326          3,320          3,347
===========================================================================================================================

(a) In billions; excludes brokerage assets administered.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 9

BLACKROCK (Unaudited)

Three months ended                                 June 30        March 31    December 31   September 30        June 30
Dollars in millions except as noted                   2003            2003           2002           2002           2002
----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Investment advisory and
  administrative fees                                 $128            $127           $122           $122           $144
Other income                                            16              16             15             15             13
----------------------------------------------------------------------------------------------------------------------------
   Total revenue                                       144             143            137            137            157
Operating expense                                       81              81             74             74             90
Fund administration
   and servicing costs                                   8               8              8              8             12
----------------------------------------------------------------------------------------------------------------------------
    Total expense                                       89              89             82             82            102
----------------------------------------------------------------------------------------------------------------------------
     Operating income                                   55              54             55             55             55
Nonoperating income                                      8               3              2              1              4
----------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                     63              57             57             56             59
Income taxes                                            24              22             23             23             24
----------------------------------------------------------------------------------------------------------------------------
    Earnings                                           $39             $35            $34            $33            $35
============================================================================================================================
PERIOD-END BALANCE SHEET
Goodwill and other intangible assets                  $192            $183           $183           $181           $181
Other assets                                           709             653            681            609            553
----------------------------------------------------------------------------------------------------------------------------
    Total assets                                      $901            $836           $864           $790           $734
============================================================================================================================
Liabilities                                           $192            $168           $229           $194           $173
Stockholders' equity                                   709             668            635            596            561
----------------------------------------------------------------------------------------------------------------------------
    Total liabilities and
     stockholders' equity                             $901            $836           $864           $790           $734
============================================================================================================================
PERFORMANCE DATA
Return on equity                                        23%             22%            22%            23%            25%
Operating margin(a)                                     40              40             43             43             38
Diluted earnings per share                            $.58            $.54           $.52           $.51           $.53
============================================================================================================================
ASSETS UNDER MANAGEMENT (in billions)
Separate accounts
   Fixed income                                       $175            $168           $157           $146           $141
   Liquidity                                             5               6              6              5              6
   Liquidity - securities lending                        8               6              6              6              6
   Equity                                                9               9             10              8             10
   Alternative investment products                       6               6              5              6              5
----------------------------------------------------------------------------------------------------------------------------
      Total separate accounts                          203             195            184            171            168
Mutual funds(b)
   Fixed income                                         22              20             19             19             17
   Liquidity                                            58              56             66             52             59
   Equity                                                3               3              4              4              6
----------------------------------------------------------------------------------------------------------------------------
      Total mutual funds                                83              79             89             75             82
----------------------------------------------------------------------------------------------------------------------------
   Total assets under management                      $286            $274           $273           $246           $250
============================================================================================================================
OTHER INFORMATION
Average FTEs                                           943             944            938            918            869
============================================================================================================================

(a) Calculated as operating income divided by total revenue less fund administration and servicing costs. A reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) follows in millions:

       Operating income                                          $55            $54           $55           $55           $55
                                                          ========================================================================
       Total revenue                                            $144           $143          $137          $137          $157
         Less fund administration and servicing costs              8              8             8             8            12
                                                          ------------------------------------------------------------------------
         Revenue used for operating margin calculation,
            as reported                                         $136           $135          $129          $129          $145
                                                          ========================================================================
       Operating margin, as reported                              40%            40%           43%           43%           38%
       Operating margin, GAAP basis                               38%            38%           40%           40%           35%
                                                          ========================================================================

PNC believes that operating margin, as reported, is an effective indicator of management's ability to effectively employ BlackRock's resources. Fund administration and servicing costs have been excluded from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.

(b) Includes BlackRock Funds, BlackRock Provident Institutional Funds, BlackRock Closed End Funds, Short Term Investment Funds and BlackRock Global Series.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 10

PFPC (Unaudited)

Three months ended                                June 30       March 31     December 31    September 30        June 30
Dollars in millions except as noted                  2003           2003            2002            2002           2002
----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Fund servicing revenue                               $187           $193            $195            $192           $217
Operating expense                                     151            162             168             164            167
(Accretion)/amortization of
  other intangibles, net                               (4)            (4)             (5)             (4)            (5)
----------------------------------------------------------------------------------------------------------------------------
    Operating income                                   40             35              32              32             55
Nonoperating income(a)                                  2              2               2               2              2
Debt financing                                         18             17              21              22             22
Adjustment to facilities consolidation charge                                                        (19)
----------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                    24             20              13              31             35
Income taxes                                            9              8               5              12             14
----------------------------------------------------------------------------------------------------------------------------
    Earnings                                          $15            $12              $8             $19            $21
============================================================================================================================
AVERAGE BALANCE SHEET
Goodwill and other intangible assets               $1,055         $1,025          $1,022          $1,025         $1,030
Other assets                                          836            840             857             868            902
----------------------------------------------------------------------------------------------------------------------------
    Total assets                                   $1,891         $1,865          $1,879          $1,893         $1,932
============================================================================================================================
Assigned funds and other liabilities               $1,683         $1,657          $1,671          $1,685         $1,724
Assigned capital                                      208            208             208             208            208
----------------------------------------------------------------------------------------------------------------------------
    Total funds                                    $1,891         $1,865          $1,879          $1,893         $1,932
============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                             29%            23%             15%             36%            40%
Operating margin(b)                                    21             18              16              27             25
============================================================================================================================
SERVICING STATISTICS
   Accounting/administration net assets(c)
       Domestic                                      $583           $542            $481            $464           $485
       Foreign(d)                                      35             31              29              25             28
----------------------------------------------------------------------------------------------------------------------------
          Total                                      $618           $573            $510            $489           $513
============================================================================================================================
   Custody assets(c)                                 $371           $347            $336            $311           $323
   Shareholder accounts (in millions)                  48             48              51              52             51
============================================================================================================================
OTHER INFORMATION
Average FTEs                                        5,328          5,437           5,538           5,772          5,979
============================================================================================================================

(a)  Net of nonoperating expense.

(b) Operating income divided by total (fund servicing) revenue. For the quarter ended September 30, 2002, operating margin is computed as the sum of operating income and adjustment to facilities consolidation charge of $19 million divided by total revenue, consistent with the approach used for this computation in 2001 when the facilities consolidation charge was originally recorded. The operating margin for the quarter ended September 30, 2002 without this adjustment was 17%.

(c)  In billions.

(d)  Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 11

DETAILS OF NET INTEREST INCOME AND NET INTEREST MARGIN (Unaudited) Taxable-equivalent basis

                                                                                    Quarter ended
                                                              ---------------------------------------------------------------------
NET INTEREST INCOME                                               June 30       March 31    December 31  September 30     June 30
In millions                                                          2003           2003           2002          2002        2002
-----------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans and fees on loans                                           $497           $509           $542          $570        $591
   Securities                                                         155            144            150           141         149
   Loans held for sale                                                 15             12             18            24          41
   Other                                                               27             30             34            38          26
-----------------------------------------------------------------------------------------------------------------------------------
      Total interest income                                           694            695            744           773         807
-----------------------------------------------------------------------------------------------------------------------------------
Interest expense
   Deposits                                                           117            132            149           162         172
   Borrowed funds                                                      54             57             68            79          77
-----------------------------------------------------------------------------------------------------------------------------------
      Total interest expense                                          171            189            217           241         249
-----------------------------------------------------------------------------------------------------------------------------------
      Net interest income(a)                                         $523           $506           $527          $532        $558
===================================================================================================================================

Lending revenue to total revenue(b)                                   23%            22%            27%           22%         24%


                                                                                          Quarter ended
                                                              ---------------------------------------------------------------------
NET INTEREST MARGIN                                               June 30       March 31    December 31  September 30     June 30
                                                                     2003           2003           2002          2002        2002
-----------------------------------------------------------------------------------------------------------------------------------
Average yields/rates
   Yield on earning assets
      Loans and fees on loans                                        5.67%          5.82%          6.03%         6.13%       6.20%
      Securities                                                     4.21           4.41           4.67          5.10        5.39
      Loans held for sale                                            3.45           2.65           3.48          4.43        5.07
      Other                                                          5.55           3.05           3.68          3.47        3.07
         Total yield on earning assets                               5.19           5.17           5.45          5.64        5.78
   Rate on interest-bearing liabilities
      Deposits                                                       1.40           1.56           1.73          1.88        1.95
      Borrowed funds                                                 2.46           2.63           2.93          3.16        2.83
         Total rate on interest-bearing
           liabilities                                               1.61           1.77           1.98          2.16        2.16
-----------------------------------------------------------------------------------------------------------------------------------
         Interest rate spread                                        3.58           3.40           3.47          3.48        3.62
   Impact of noninterest-bearing sources                              .33            .36            .40           .40         .37
-----------------------------------------------------------------------------------------------------------------------------------
        Net interest margin                                          3.91%          3.76%          3.87%         3.88%       3.99%
===================================================================================================================================

(a) A reconciliation of net interest income as reported in the Consolidated Statement of Income to net interest income on a taxable-equivalent basis follows:

                                                                                          Quarter ended
                                                              --------------------------------------------------------------------
In millions                                                       June 30       March 31    December 31  September 30     June 30
                                                                     2003           2003           2002          2002        2002
                                                              --------------------------------------------------------------------
Net interest income, GAAP basis                                      $521           $503           $524          $528        $555
Taxable-equivalent adjustment                                           2              3              3             4           3
                                                              --------------------------------------------------------------------
Net interest income, taxable-equivalent basis                        $523           $506           $527          $532        $558
                                                              ====================================================================

(b) The lending revenue to total revenue ratio is the sum of net interest income and noninterest income from loans, loans held for sale and related noninterest-earning assets and noninterest-bearing liabilities attributable to the lending function divided by the sum of consolidated net interest income and noninterest income.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 12

DETAILS OF NONINTEREST INCOME AND NONINTEREST EXPENSE (Unaudited)
 In millions

                                                                                  Quarter ended
                                                 ----------------------------------------------------------------------------------
NONINTEREST INCOME                                 June 30         March 31     December 31     September 30           June 30
                                                      2003             2003            2002             2002              2002
-----------------------------------------------------------------------------------------------------------------------------------
Asset management                                      $209             $207            $202             $200              $230
Fund servicing                                         188              193             194              193               217
Service charges on deposits                             60               57              61               57                55
Brokerage                                               46               41              44               41                55
Consumer services                                       64               59              61               62                61
Corporate services                                     114              116             151              108               149
Equity management                                      (17)              (4)            (14)             (22)              (13)
Net securities gains                                    26               56               1               68                16
Other                                                   86               70              66               64               100
-----------------------------------------------------------------------------------------------------------------------------------
   Total noninterest income                           $776             $795            $766             $771              $870
===================================================================================================================================

Net gains on institutional loans held
for sale (included in "Corporate
Services" above)                                       $15              $15             $52              $17               $55

Noninterest income to total revenue(a)                  60%              61%             59%              59 %              61%



                                                                                   Quarter ended
                                                 ----------------------------------------------------------------------------------
NONINTEREST EXPENSE                                June 30         March 31     December 31     September 30           June 30
                                                      2003             2003            2002             2002              2002
-----------------------------------------------------------------------------------------------------------------------------------
Staff expense                                         $446             $438            $408             $422              $441
Net occupancy                                           64               90              62               64                59
Equipment                                               69               69              68               68                67
Marketing                                               18               15              11               14                13
Distributions on capital securities                     14               14              14               15                14
Other                                                  324              230             228              207               245
-----------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                          $935             $856            $791             $790              $839
===================================================================================================================================

Legal and consulting fees related to
regulatory compliance and certain legal
proceedings (included in "Other"
above)(b)                                               $5               $2             $10               $8                $2

Costs incurred under DOJ agreement
(included in "Other" above)(b)                        $115

Efficiency(c)                                           72%              66%             61%              61 %              59%
===================================================================================================================================

(a) Calculated as total noninterest income divided by the sum of net interest income and noninterest income.

(b) See "Agreement with Department of Justice" in the Corporation's July 21, 2003 second quarter 2003 earnings press release for further information regarding amounts for the quarter ended June 30, 2003.

(c) The efficiency ratio for all periods presented is computed as noninterest expense divided by the sum of net interest income and noninterest income.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 13

CONSOLIDATED AVERAGE BALANCE SHEET (Unaudited)

                                                            June 30       March 31     December 31    September 30       June 30
Three months ended - in millions                               2003           2003            2002            2002           2002
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Loans held for sale                                       $1,754         $1,782          $1,985          $2,125         $3,235
   Securities                                                14,672         13,078          12,852          11,108         11,035
   Loans, net of unearned income
      Commercial                                             14,965         15,050          15,426          15,698         16,311
      Commercial real estate                                  2,169          2,265           2,382           2,501          2,470
      Consumer                                               10,346          9,974           9,739           9,649          9,509
      Residential mortgage                                    3,244          3,619           3,554           4,296          4,979
      Lease financing                                         3,767          3,909           4,000           4,124          4,244
      Other                                                     360            363             356             419            402
-----------------------------------------------------------------------------------------------------------------------------------
      Total loans, net of unearned income                    34,851         35,180          35,457          36,687         37,915
   Other                                                      1,979          3,958           3,631           4,322          3,457
-----------------------------------------------------------------------------------------------------------------------------------
      Total interest-earning assets                          53,256         53,998          53,925          54,242         55,642
Allowance for credit losses                                    (671)          (682)           (655)           (665)          (625)
Other noninterest-earning assets                             12,980         12,639          12,572          12,281         11,443
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          $65,565        $65,955         $65,842         $65,858        $66,460
===================================================================================================================================
LIABILITIES, MINORITY INTEREST, CAPITAL SECURITIES AND
  SHAREHOLDERS' EQUITY
Interest-bearing liabilities
   Interest-bearing deposits
      Demand and money market                               $22,141        $22,073         $21,713         $21,376        $21,625
      Savings                                                 2,131          2,058           2,020           2,050          2,067
      Retail certificates of deposit                          8,892          9,638           9,977          10,347         10,518
      Other time                                                269            265             269             269            910
      Deposits in foreign offices                               220            206             192             215            223
-----------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits                        33,653         34,240          34,171          34,257         35,343
   Borrowed funds                                             8,701          8,702           9,045           9,826         10,862
-----------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities                     42,354         42,942          43,216          44,083         46,205
Demand and other noninterest-bearing deposits                10,278         10,146           9,933           9,405          8,986
Allowance for unfunded loan commitments
   and letters of credit                                         77             84              79              73             98
Accrued expenses and other liabilities                        4,980          4,928           4,829           4,754          4,027
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      57,689         58,100          58,057          58,315         59,316
Minority interest                                               252            251             261             218            192
Mandatorily redeemable capital securities
   of subsidiary trusts                                         848            848             848             848            848
Shareholders' equity                                          6,776          6,756           6,676           6,477          6,104
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities, minority interest, capital
     securities and shareholders' equity                    $65,565        $65,955         $65,842         $65,858        $66,460
===================================================================================================================================
SUPPLEMENTAL AVERAGE BALANCE SHEET INFORMATION
----------------------------------------------
Federal funds sold                                             $116         $1,813          $1,426          $2,212         $1,532
-----------------------------------------------------------------------------------------------------------------------------------
Interest-bearing deposits                                   $33,653        $34,240         $34,171         $34,257        $35,343
Demand and other noninterest-bearing deposits                10,278         10,146           9,933           9,405          8,986
-----------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                        $43,931        $44,386         $44,104         $43,662        $44,329
-----------------------------------------------------------------------------------------------------------------------------------
Interest-bearing demand and money market deposits           $22,141        $22,073         $21,713         $21,376        $21,625
Demand and other noninterest-bearing deposits                10,278         10,146           9,933           9,405          8,986
-----------------------------------------------------------------------------------------------------------------------------------
      Total transaction deposits                            $32,419        $32,219         $31,646         $30,781        $30,611
-----------------------------------------------------------------------------------------------------------------------------------
Common shareholders' equity                                  $6,767         $6,746          $6,666          $6,467         $6,094
-----------------------------------------------------------------------------------------------------------------------------------

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 14

DETAILS OF LOANS AND LOANS HELD FOR SALE (Unaudited)

LOANS
                                                       June 30        March 31      December 31    September 30         June 30
Period ended-in millions                                  2003            2003             2002            2002            2002
-----------------------------------------------------------------------------------------------------------------------------------
Commercial
   Retail/wholesale                                     $4,109          $4,147           $4,161          $4,247          $4,333
   Manufacturing                                         3,591           3,685            3,454           3,726           3,838
   Service providers                                     1,936           1,978            1,906           1,986           2,016
   Real estate related                                   1,479           1,441            1,481           1,554           1,583
   Financial services                                    1,274           1,255            1,218           1,252           1,326
   Communications                                           78             110              124             115             110
   Health care                                             407             422              458             450             471
   Other                                                 1,919           2,035            2,185           2,042           2,548
-----------------------------------------------------------------------------------------------------------------------------------
      Total commercial                                  14,793          15,073           14,987          15,372          16,225
-----------------------------------------------------------------------------------------------------------------------------------
Commercial real estate
   Real estate project                                   1,563           1,749            1,750           1,958           1,963
   Mortgage                                                464             492              517             516             546
-----------------------------------------------------------------------------------------------------------------------------------
     Total commercial real estate                        2,027           2,241            2,267           2,474           2,509
-----------------------------------------------------------------------------------------------------------------------------------
Consumer
   Home equity                                           8,876           8,435            8,108           7,905           7,654
   Automobile                                              509             476              484             540             607
   Other                                                 1,166           1,209            1,262           1,283           1,325
-----------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                    10,551          10,120            9,854           9,728           9,586
-----------------------------------------------------------------------------------------------------------------------------------
Residential mortgage                                     3,114           3,627            3,921           3,829           4,750
Lease financing
   Equipment                                             3,580           3,500            3,560           3,537           3,422
   Vehicles                                              1,130           1,346            1,521           1,676           1,859
-----------------------------------------------------------------------------------------------------------------------------------
      Total lease financing                              4,710           4,846            5,081           5,213           5,281
-----------------------------------------------------------------------------------------------------------------------------------
Other                                                      357             356              415             409             437
Unearned income                                         (1,018)         (1,018)          (1,075)         (1,108)         (1,104)
-----------------------------------------------------------------------------------------------------------------------------------
                    Total, net of unearned income      $34,534         $35,245          $35,450         $35,917         $37,684
===================================================================================================================================
WHOLESALE LENDING STATISTICS
Portfolio composition-total exposure
   Investment grade equivalent or better                    53%             51%              52%
   Non-investment grade-secured lending                     24              25               24
   Non-investment grade                                     23              24               24
---------------------------------------------------------------------------------------------------
      Total                                                100%            100%             100%
---------------------------------------------------------------------------------------------------
Client relationships >$50 million-total exposure       $12,852         $13,086          $13,392
Client relationships >$50 million-customers                143             145              140
===================================================================================================================================
CONSUMER LOAN STATISTICS(a)
Net charge-offs to loans                                   .27%            .24%             .24%            .31%            .22%
===================================================================================================================================
LOANS HELD FOR SALE


                                                       June 30        March 31      December 31    September 30         June 30
Period ended - in millions                                2003            2003             2002            2002            2002
-----------------------------------------------------------------------------------------------------------------------------------
Institutional lending repositioning                       $126            $181             $298            $495          $1,066
Education loans                                          1,059           1,243            1,035           1,225           1,123
Other                                                      290             278              274             269             252
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                $1,475          $1,702           $1,607          $1,989          $2,441
===================================================================================================================================
INSTITUTIONAL LENDING REPOSITIONING


                                                       June 30        March 31      December 31    September 30         June 30
Period ended - in millions                                2003            2003             2002            2002            2002
-----------------------------------------------------------------------------------------------------------------------------------
Loans held for sale
    Credit exposure                                       $199            $344             $626          $1,078          $2,019
    Outstandings                                           126             181              298             495           1,066
Exit portfolio
    Credit exposure                                        251             374              438             636           1,203
    Outstandings                                            11               9                4              25              18
===================================================================================================================================

(a) Includes consumer, residential mortgage and vehicle leasing.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 15

ALLOWANCES FOR CREDIT LOSSES AND UNFUNDED LOAN COMMITMENTS AND LETTERS OF CREDIT (Unaudited)

CHANGE IN ALLOWANCE FOR CREDIT LOSSES

                                                   June 30       March 31     December 31   September 30        June 30
Three months ended - in millions                      2003           2003            2002           2002           2002
---------------------------------------------------------------------------------------------------------------------------
Beginning balance                                     $680           $673            $648           $654           $613
Charge-offs
   Commercial                                          (27)           (32)            (27)           (62)           (66)
   Commercial real estate                               (2)                            (1)
   Consumer                                            (10)           (10)            (10)           (10)           (10)
   Residential mortgage                                 (1)                                           (3)            (1)
   Lease financing                                     (29)            (8)             (5)           (10)            (5)
---------------------------------------------------------------------------------------------------------------------------
      Total charge-offs                                (69)           (50)            (43)           (85)           (82)
Recoveries
   Commercial                                            2             10               3              9              4
   Commercial real estate                                                               1
   Consumer                                              3              3               3              3              4
   Residential mortgage
   Lease financing                                       1              1               1
---------------------------------------------------------------------------------------------------------------------------
      Total recoveries                                   6             14               8             12              8
Net charge-offs
   Commercial                                          (25)           (22)            (24)           (53)           (62)
   Commercial real estate                               (2)
   Consumer                                             (7)            (7)             (7)            (7)            (6)
   Residential mortgage                                 (1)                                           (3)            (1)
   Lease financing                                     (28)            (7)             (4)           (10)            (5)
---------------------------------------------------------------------------------------------------------------------------
      Total net charge-offs                            (63)           (36)            (35)           (73)           (74)
Provision for credit losses                             57             36              65             73             89
Net change in allowance for unfunded loan
   commitments and letters of credit                    (1)             7              (5)            (6)            26
---------------------------------------------------------------------------------------------------------------------------
Ending balance                                        $673           $680            $673           $648           $654
===========================================================================================================================


CHANGE IN ALLOWANCE FOR UNFUNDED LOAN COMMITMENTS AND LETTERS OF CREDIT

                                                   June 30       March 31     December 31   September 30        June 30
Three months ended - in millions                      2003           2003            2002           2002           2002
---------------------------------------------------------------------------------------------------------------------------
Beginning balance                                      $77            $84             $79            $73            $99
     Net change in allowance for unfunded
        loan commitments and letters of credit           1             (7)              5              6            (26)
---------------------------------------------------------------------------------------------------------------------------
Ending balance                                         $78            $77             $84            $79            $73
===========================================================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 16

DETAILS OF NONPERFORMING ASSETS (Unaudited)

NONPERFORMING ASSETS BY TYPE
                                                             June 30       March 31  December 31     September 30      June 30
Period ended - in millions                                      2003           2003         2002             2002        2002
--------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                   $296           $252         $226             $232        $285
   Commercial real estate                                          6             13            7                5           3
   Consumer                                                       11             11           11               12          11
   Residential mortgage                                            7              7            7                5           6
   Lease financing                                                 6             51           57               15          18
--------------------------------------------------------------------------------------------------------------------------------
       Total nonaccrual loans                                    326            334          308              269         323
Troubled debt restructured loan                                    1              1            1                2           2
--------------------------------------------------------------------------------------------------------------------------------
       Total nonperforming loans                                 327            335          309              271         325
Nonperforming loans held for sale(a)                              45             61           97              125         162
Foreclosed and other assets
   Lease                                                          19
   Residential mortgage                                            7              6            6                6           5
   Other                                                           6              6            6                7           8
--------------------------------------------------------------------------------------------------------------------------------
      Total foreclosed and other assets                           32             12           12               13          13
--------------------------------------------------------------------------------------------------------------------------------
         Total nonperforming assets(b)                          $404           $408         $418             $409        $500
--------------------------------------------------------------------------------------------------------------------------------

Nonperforming loans to total loans                               .95%           .95%         .87%             .75 %       .86%
Nonperforming assets to total loans, loans held
   for sale and foreclosed assets                               1.12           1.10         1.13             1.08        1.25
Nonperforming assets to total assets                             .60            .59          .63              .60         .75
================================================================================================================================

(a) Includes troubled debt restructured loans held
    for sale                                                     $11            $12          $17              $11

(b) Excludes equity management assets carried at
estimated fair value (June 30, 2003, March 31,
2003, December 31, 2002 and September 30, 2002
amounts include troubled debt restructured assets of
$3 million, $3 million $12 million and $13 million,
respective                                                       $39           $30           $40              $42         $29


CHANGE IN NONPERFORMING ASSETS

                                                            Three months    Six months
June 30, 2003 - in millions                                    ended          ended
-------------------------------------------------------------------------------------------
Beginning of period                                             $408           $418
Transferred from accrual                                         168            279
Returned to performing                                            (2)            (3)
Principal reductions and payoffs                                (103)          (158)
Asset sales                                                      (14)           (32)
Charge-offs and valuation adjustments                            (53)          (100)
-------------------------------------------------------------------------------------------
   June 30                                                      $404           $404
===========================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 17

DETAILS OF NONPERFORMING ASSETS    (Unaudited)
NONPERFORMING ASSETS BY BUSINESS

                                                        June 30         March 31        December 31    September 30        June 30
Period ended - in millions                                 2003             2003               2002            2002           2002
-----------------------------------------------------------------------------------------------------------------------------------
REGIONAL COMMUNITY BANKING
--------------------------
Nonperforming loans                                         $65              $76                $72             $56            $56
Foreclosed and other assets                                  10               10                 10               9              9
                                                      -----------------------------------------------------------------------------
   Total                                                    $75              $86                $82             $65            $65
                                                      -----------------------------------------------------------------------------

WHOLESALE BANKING-CORPORATE BANKING
-----------------------------------
Nonperforming loans                                        $121             $114               $104             $57           $126
Nonperforming loans held for sale                            36               52                 83              99            133
Foreclosed and other assets                                  19                                                   2              2
                                                      -----------------------------------------------------------------------------
   Total                                                   $176             $166               $187            $158           $261
                                                      -----------------------------------------------------------------------------

WHOLESALE BANKING-PNC REAL ESTATE FINANCE
-----------------------------------------
Nonperforming loans                                          $1              $10                 $2              $3             $3
Nonperforming loans held for sale                                              2                                                 3
Foreclosed and other assets                                   2
                                                      -----------------------------------------------------------------------------
   Total                                                     $3              $12                 $2              $3             $6
                                                      -----------------------------------------------------------------------------

WHOLESALE BANKING-PNC BUSINESS CREDIT
-------------------------------------
Nonperforming loans                                        $135             $130               $126            $151           $136
Nonperforming loans held for sale                             9                7                 14              26             26
Foreclosed and other assets                                   1                2                  2               2              2
                                                      -----------------------------------------------------------------------------
   Total                                                   $145             $139               $142            $179           $164
                                                      -----------------------------------------------------------------------------

PNC ADVISORS
------------
Nonperforming loans                                          $5               $5                 $5              $4             $4
                                                      -----------------------------------------------------------------------------
   Total                                                     $5               $5                 $5              $4             $4
                                                      -----------------------------------------------------------------------------

CONSOLIDATED TOTALS
-------------------
Nonperforming loans                                        $327             $335               $309            $271           $325
Nonperforming loans held for sale                            45               61                 97             125            162
Foreclosed and other assets                                  32               12                 12              13             13
                                                      -----------------------------------------------------------------------------
   Total                                                   $404             $408               $418            $409           $500
                                                      =============================================================================

LARGEST NONPERFORMING ASSETS AT JUNE 30, 2003 - IN MILLIONS (a)

                                           PNC                      Corporate Banking             PNC Business Credit
-----------------------------------------------------------------------------------------------------------------------------------
Ranking                       Outstandings     Industry        Outstandings     Industry       Outstandings       Industry
-----------------------------------------------------------------------------------------------------------------------------------
     1                           $64        Retail/Wholesale       $47        Manufacturing        $64        Retail/Wholesale
     2                            47        Manufacturing           19        Service Provider      21        Service Provider
     3                            21        Service Provider        17        Manufacturing          8        Manufacturing
     4                            19        Service Provider        11        Manufacturing          7        Manufacturing
     5                            17        Manufacturing           10        Finance                7        Service Provider
     6                            11        Manufacturing            8        Manufacturing          7        Manufacturing
     7                            10        Finance                  7        Manufacturing          5        Manufacturing
     8                             8        Manufacturing            7        Manufacturing          5        Retail/Wholesale
     9                             8        Manufacturing            5        Manufacturing          5        Retail/Wholesale
    10                             7        Manufacturing            4        Manufacturing          4        Service Provider
-----------------------------------------------------------------------------------------------------------------------------------
   Total                        $212                              $135                            $133
-----------------------------------------------------------------------------------------------------------------------------------
As a percent of nonperforming assets
                                  52%                               77%                             92%
===================================================================================================================================

(a) Amounts are not net of allowance for credit losses, if applicable.

GLOSSARY OF TERMS

Accounting/administration net assets - Net domestic and foreign fund assets for which PNC provides accounting and administration services. These assets are not included on PNC's balance sheet.

Adjusted average total assets - Primarily comprised of total average quarterly assets plus (less) unrealized losses (gains) on available-for-sale debt securities, less goodwill and certain other intangible assets.

Annualized - Adjusted to reflect a full year of activity.

Assets under management - Assets held by PNC in a fiduciary capacity for customers/clients. These assets are not included on PNC's balance sheet.

Assigned capital - Economic capital assignments based on management's assessment of inherent risks and equity levels at independent companies providing similar products and services in order to present, to the extent practicable, the financial results of each business as if the business operated on a stand-alone basis.

Charge-off - Process of removing a loan or portion of a loan from a bank's balance sheet because the loan is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan's market value is less than its carrying amount. This difference is a charge-off.

Common shareholders' equity to total assets - Common shareholders' equity divided by total assets. Common shareholders' equity equals total shareholders' equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

Custody assets - Assets held on behalf of clients under safekeeping arrangements. Such assets are not reported on PNC's balance sheet. Assets held in custody accounts at other institutions on behalf of PNC are included in the appropriate asset categories as if held in the physical custody of PNC.

Earning assets - Assets that generate income, which include: short-term investments; loans held for sale; loans, net of unearned income; securities; federal funds sold and certain other assets.

Efficiency ratio - Noninterest expense divided by the sum of net interest income and noninterest income.

Institutional lending repositioning - A 2001 PNC strategic action taken to build a more diverse and valuable business mix designed to create shareholder value over time by reducing lending leverage and improving the risk/return characteristics of the banking business.

Leverage ratio - Tier 1 risk-based capital divided by adjusted average total assets.

Net interest margin - Annualized taxable-equivalent net interest income divided by average earning assets.

Noninterest income to total revenue - Total noninterest income divided by total revenue. Total noninterest income includes asset management, fund servicing, service charges on deposits, brokerage, consumer services, corporate services, equity management, net securities gains (losses) and other noninterest income. Total revenue includes total noninterest income plus net interest income.

Nonperforming assets - Nonperforming assets include nonaccrual loans, troubled debt restructured loans, nonaccrual loans held for sale, foreclosed assets and other assets.

Nonperforming loans - Nonperforming loans include loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed and other assets.

Operating margin - Operating income divided by total revenue.

Return on assigned capital - Annualized net income divided by assigned capital.

Return on average assets - Annualized earnings divided by average assets. Earnings can be from net income or continuing operations, as indicated in PNC's disclosures.

Return on average equity - Annualized earnings divided by average shareholders' equity. Earnings can be from net income or continuing operations, as indicated in PNC's disclosures.

Risk-weighted assets - Primarily computed by the assignment of specific risk-weights, as defined by The Board of Governors of the Federal Reserve System, to assets and off-balance sheet instruments.

Securitization - The process by which financial assets are legally transformed into securities.

Shareholders' equity to total assets - Total shareholders' equity divided by total assets.

Taxable-equivalent interest - The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments.

Tier 1 risk-based capital - Tier 1 capital equals: total shareholders' equity, plus trust preferred capital securities, plus certain minority interests that are held by others; less goodwill and certain intangible assets, less equity investments in nonfinancial companies and less net unrealized holding losses on available-for-sale equity securities. Net unrealized holding gains on available-for-sale equity securities, net unrealized holding gains (losses) on available-for-sale debt securities and net unrealized holding gains (losses) on cash flow hedge derivatives are excluded from total shareholders' equity for Tier I capital purposes.

Tier 1 risk-based capital ratio - Tier 1 risk-based capital divided by risk-weighted assets.

Total assets serviced - Domestic and foreign assets for which PNC provides mutual fund related services. These assets are not included on PNC's balance sheet.

Total deposits - The sum of total transaction deposits, savings accounts, certificates of deposit, other time deposits and deposits in foreign offices.

Total risk-based capital - Tier 1 risk-based capital plus qualifying senior and subordinated debt, other minority interest not qualified as Tier 1, and the allowance for credit losses, subject to certain limitations.

Total risk-based capital ratio - Total risk-based capital divided by risk-weighted assets.

Total transaction deposits - The sum of noninterest-bearing demand deposits, interest-bearing demand deposits and money market accounts.

Business Definitions
--------------------

REGIONAL COMMUNITY BANKING provides deposit, lending, cash management and investment services to two million consumer and small business customers within PNC's geographic footprint.

WHOLESALE BANKING includes Corporate Banking, PNC Real Estate Finance and PNC Business Credit.

     - CORPORATE BANKING provides credit, equipment leasing, treasury management and capital markets products and services to mid-sized corporations, government entities and selectively to large corporations primarily within PNC's geographic region. Treasury management activities, which include cash and investment management, receivables management, disbursement services and global trade services; capital markets products, which include foreign exchange, derivatives trading and loan syndications; and equipment leasing products are offered through Corporate Banking and sold by several businesses across the Corporation.

     - PNC REAL ESTATE FINANCE specializes in financial solutions for the acquisition, development, permanent financing and operation of commercial real estate nationally. PNC Real Estate Finance offers treasury and investment management, access to the capital markets, commercial mortgage loan servicing and other products and services to clients that develop, own, manage, or invest in commercial real estate. PNC's commercial real estate financial services platform provides processing services through Midland Loan Services, Inc., a leading third-party provider of loan servicing and technology to the commercial real estate finance industry. PNC MultiFamily Capital is a national provider of financial services for the multi-family housing industry, particularly affordable senior and healthcare housing.

     - PNC BUSINESS CREDIT provides asset-based lending, treasury management and capital markets products and services to middle market customers nationally. PNC Business Credit's lending services include loans secured by accounts receivable, inventory, machinery and equipment, and other collateral, and its customers include manufacturing, wholesale, distribution, retailing and service industry companies.

PNC ADVISORS provides a full range of tailored investment, trust and banking products and services to affluent individuals and families, including full-service brokerage through J.J.B. Hilliard, W.L.Lyons, Inc. and investment consulting and trust services to the ultra-affluent through Hawthorn. PNC Advisors also serves as investment manager and trustee for employee benefit plans and charitable and endowment assets and provides defined contribution plan services and investment options through its Vested Interest(R) product. PNC Advisors provides services to individuals and corporations primarily within PNC's geographic footprint.

BLACKROCK is one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of fixed income, liquidity and equity mutual funds, separate accounts and alternative investment products. Mutual funds include the flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) brand name.

PFPC is the largest full-service mutual fund transfer agent and second largest provider of mutual fund accounting and administration services in the United States, offering a wide range of fund services to the investment management industry. PFPC also provides processing solutions to the international marketplace through its Ireland and Luxembourg operations.